--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

January 29, 1999

To Our Shareholders:

     We are pleased to submit to you our annual report for Cohen & Steers Realty Income Fund, Inc. for the year ended December 31, 1998. The net asset value per share at that date was $7.56. In addition, a distribution of $1.50 per share (including $0.19 per share ordinary plus a capital gains distribution of $1.31 per share) was declared for shareholders of record on December 31, 1998 and paid on January 15, 1999.

1998 REVIEW

     The equity income strategy delivered very strong results on a relative basis in 1998. For the year, Cohen & Steers Realty Income Fund's - 13.8% total return (based on income, realized capital gains and change in net assets) compared favorably to the NAREIT Equity REIT Index total return of - 17.5%.

     Without a doubt, 1998 was the most challenging year ever for REIT investors. The bear market that gripped the industry, in the face of seemingly strong fundamentals, surprised most with the speed and severity of losses that were sustained. In a year filled with ironies, the overall investment environment in 1998 was nothing less than ideal: strong economic growth with low inflation and declining interest rates precipitated a record-shattering continuation of strong stock market performance. It was also a year in which real estate fundamentals remained strong, and the public market discipline was effective in reigning in any potential speculative excesses in the property markets. We suspect that if one could have accurately predicted this set of circumstances at the beginning of the year, one would have assumed that REITs would produce outstanding investment returns. On the contrary, REITs recorded their worst year of investment performance in over 20 years, with every property sector showing a price decline.

     At the company level, REIT financial performance in 1998 was exceptionally good on both an absolute and relative basis. Earnings growth averaged 13%, more than double the 5.2% rate of earnings growth of the S&P 500 Index, and throughout the year most companies consistently reported better-than-expected results. Further, we estimate that dividend growth in the REIT industry was a healthy 8%, implying a decline in payout ratios, thereby ensuring the stability and safety of those dividends. Ignoring these positive developments, investors instead chose to focus on some actual and potentially negative real estate industry trends. These included the state of equilibrium of most major property markets, potential future slowing growth of REIT earnings, competition from private real estate investors, and the increasing industry-wide use of leverage, among others.

     Perhaps most importantly, investors in 1998 became concerned about persistent deflationary pressures and their long-term impact on rents and property values. It is no coincidence, in our opinion, that in addition to REITs, 1998's worst performing investments included other potential victims of deflation such as most commodities, precious and non-precious metals, and just about anything that is energy-related. In a low inflation (or deflationary) and low interest rate environment, investors often pay the highest price for longer-term investments, such as high grade long-term bonds or high growth stocks; technology, communications or internet companies, for example. If deflation is expected to persist for a long period, investors typically demand a higher current return in order to offset the risk of a potential long-term decline in asset values. The net result was that equity REIT dividend yields rose from 5.5% at the beginning of the year to a 5-year high of 7.5% by year end.

     The downward spiral of REIT share prices further disadvantaged many companies. Sentiment became so negative that for the first time in many years REITs became unable to access the equity capital markets. In response, many companies began to increase their use of debt financing or off-balance sheet leverage through

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                                       1

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                     COHEN & STEERS REALTY INCOME FUND, INC.
joint ventures. This too is a strategy whose success is threatened by future deflation. By late summer, however, the collapse of the commercial mortgage backed securities market put a major crimp in the flow of debt financing. As capital raising ground to a halt, most companies scaled back their acquisition programs, causing most analysts to reduce estimates of earnings growth in 1999 and beyond. More importantly, the withdrawal of capital from the real estate market began to exert extreme pressure on property values, with many estimating approximately a 10-15% drop in prices from earlier peaks. In some sectors, such as hotels, the price decline was far worse. Once again, the public market's influence dominated the functioning of real estate markets.

     The reduction in interest rates by the Federal Reserve in the fall cushioned the decline of REIT share prices, but had a much more beneficial effect on the broader financial markets. The fourth quarter decline in REIT share prices compared to a 21.3% total return of the S&P 500 Index. Nonetheless, as liquidity returned to real estate markets and fears of a global economic slowdown abated, property values began to stabilize as did REIT share prices, albeit at depressed levels.

INVESTMENT OUTLOOK

     We begin the New Year in an investment environment that is almost identical to that which prevailed through most of last year; continued strong economic growth, low inflation and interest rates and a strong stock market. If the environment is no different from 1998, one must question what will alter the outlook for REIT investing in 1999.

     What is different for REITs is that their prices are 22% lower and their earnings are 13% higher than a year ago. This compares to the S&P 500 Index whose price is 27% higher and whose earnings are up only 5%. Further, whereas one year ago REITs, on average, were trading at more than a 20% premium to their net asset values (NAVs) they are now trading below their NAVs. As a result, on both a relative and absolute basis, REITs are just about as cheap as they have ever been. It therefore appears to us that the concerns that weighed on investors through most of 1998 should be adequately factored in REIT share prices.

     We do not believe, however, that a new bull market in REIT shares is about to begin. Rather, we expect most real estate markets to remain in equilibrium, whereby the supply and demand for space is about equal. Based upon the experience of last year, the near instantaneous reaction of the financial markets to any actual or perceived imbalances will likely serve to maintain this equilibrium condition. The swiftness with which the real estate markets have moved is primarily the result of the domination of public securities markets for debt and equity financing of real estate. This is enhanced by the rapid flow of property-level and regional market information. These are perhaps the most important by-products of securitization.

     In light of our economic outlook and current valuation levels, we believe the Fund is advantageously positioned with its emphasis on above-average yielding real estate securities. The growth in the number of investments meeting its investment criteria was a positive development from last year's turmoil. The increased number of attractive investment opportunities bodes well for performance in 1999. The Fund's current holdings have a higher average dividend yield and higher projected earnings per share growth than at any time in its history. The average current dividend yield was 9.2% at year end and average projected earnings growth per share for 1999 was 10%. Consequently, we expect this strong earnings growth to translate into solid dividend per share growth.

     Additionally, the Fund's investments are compelling on an NAV basis. The median share price discount-to-NAV was 10% for the common stocks held by the Fund. Valuation relative to NAV is a useful investment tool in that it serves to identify a core valuation level as well as being useful on a relative basis. The sizable number of

--------------------------------------------------------------------------------
                                       2

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--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.
companies trading at discounts-to-NAV may lead to consolidation similar to the level we witnessed in the first half of 1998 and of which the Fund was a beneficiary.

     The portfolio weighting in the Office sector has been increased while the Health Care and Retail sectors have been reduced. The increase in Office sector investments is attributable to very attractive valuations and due to continued attractive supply/demand fundamentals for many regions of the country. Our expectation is that the office sector should have the best earnings growth from internal sources in 1999 and should also deliver above average dividend per share growth.

     The reduction in our Retail REIT exposure was driven by our decision to take profits as well as expectation for more difficult sales and earnings comparisons for retailers in 1999. The Health Care sector reduction reflects a winnowing out of the weaker companies as we head into a more difficult reimbursement environment for many types of health care services.

     The Fund's preferred stock holdings continue to offer sizable current yield, healthy fixed charge coverage levels and the potential for capital appreciation from credit spread tightening. The average current yield of the Fund's preferred holdings was 9.7% (11.3% on a yield to call basis), average fixed charge coverage was 2.3 times. The median credit rating is 'BB'. REIT preferred securities appear very attractive compared to comparably rated fixed income securities: the median current yield on 'BB' rated bonds was 8.2%. We believe that due to these factors the Fund's preferred holdings will be an important contributor to performance in 1999.

     Our investment strategy remains focused on owning a broadly diversified portfolio of above average yielding real estate securities. Additionally, these investments are characterized by having strong management teams, healthy balance sheets and reasonable plans for growth. 1998's performance, while disappointing on an absolute basis was strong on a relative basis. We believe based on current valuation levels and the portfolio composition, that we can deliver greatly improved performance in 1999.

Sincerely,

             MARTIN COHEN                         ROBERT H. STEERS
             MARTIN COHEN                         ROBERT H. STEERS
             President                            Chairman

                            STEVEN R. BROWN
                            STEVEN R. BROWN
                            Senior Vice President
                            Cohen & Steers Capital
                            Management, Inc.

Cohen & Steers is now online at WWW.COHENANDSTEERS.COM. Visit our website for daily NAVs, portfolio information, performance information, recent news articles, literature and insights on the REIT market.

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                                       3

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--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

                                                                                NUMBER            VALUE
                                                                               OF SHARES        (NOTE 1)
                                                                               ---------       -----------
EQUITIES                                                          110.65%
   COMMON STOCK                                                    84.33%
      APARTMENT/RESIDENTIAL                                         8.06%
            Apartment Investment & Management Co. -- Class A.............        15,100        $   561,531
            Camden Property Trust........................................        20,800            540,800
            Summit Properties............................................        40,000            690,000
                                                                                               -----------
                                                                                                 1,792,331
                                                                                               -----------

      DIVERSIFIED                                                   5.44%
            Anthracite Capital...........................................        46,700            364,844
            Pacific Gulf Properties......................................        42,100            844,631
                                                                                               -----------
                                                                                                 1,209,475
                                                                                               -----------

      HEALTH CARE                                                  18.22%
            American Health Properties...................................        23,500            484,687
            ElderTrust...................................................        35,700            410,550
            Health Care Property Investors...............................        26,000            799,500
            Healthcare Realty Trust......................................        33,000            736,313
            Nationwide Health Properties.................................        32,600            702,937
            Omega Healthcare Investors...................................        30,400            917,700
                                                                                               -----------
                                                                                                 4,051,687
                                                                                               -----------

      HOTEL                                                         2.22%
            Innkeepers USA...............................................        41,800            493,762
                                                                                               -----------

      INDUSTRIAL                                                    2.60%
            First Industrial Realty Trust................................        21,600            579,150
                                                                                               -----------

                See accompanying notes to financial statements.
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                                       4

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--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

                                                                                NUMBER            VALUE
                                                                               OF SHARES        (NOTE 1)
                                                                               ---------       -----------
      OFFICE                                                       18.62%
            Arden Realty Group...........................................        24,700        $   572,731
            Brandywine Realty Trust......................................        33,400            597,025
            CarrAmerica Realty Corp......................................        11,400            273,600
            Crescent Real Estate Equities Co.............................        41,500            954,500
            Highwoods Properties.........................................        35,300            908,975
            Mack-Cali Realty Corp........................................        22,500            694,687
            Tower Realty Trust...........................................         7,000            140,875
                                                                                               -----------
                                                                                                 4,142,393
                                                                                               -----------
      OFFICE/INDUSTRIAL                                             3.48%
            Liberty Property Trust.......................................        11,700            288,112
            Prime Group Realty Trust.....................................        32,100            485,513
                                                                                               -----------
                                                                                                   773,625
                                                                                               -----------
      SHOPPING CENTER                                              23.34%
         COMMUNITY CENTER                                           5.77%
            JDN Realty Corp..............................................         3,700             79,781
            Pan Pacific Retail Properties................................        26,600            530,338
            Pennsylvania REIT............................................        26,300            511,206
            Saul Centers.................................................        10,500            162,750
                                                                                               -----------
                                                                                                 1,284,075
                                                                                               -----------
         FACTORY OUTLET CENTER                                      6.12%
            Prime Retail.................................................       107,060          1,050,526
            Tanger Factory Outlet Centers................................        14,700            311,456
                                                                                               -----------
                                                                                                 1,361,982
                                                                                               -----------
         REGIONAL MALL                                             11.45%
            CBL & Associates Properties..................................        14,600            376,863
            JP Realty....................................................        33,600            659,400
            Macerich Co..................................................        20,600            527,875
            Simon Property Group.........................................        17,900            510,150
            The Mills Corp...............................................        23,800            473,025
                                                                                               -----------
                                                                                                 2,547,313
                                                                                               -----------
            TOTAL SHOPPING CENTER........................................                        5,193,370
                                                                                               -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

                                                                                NUMBER            VALUE
                                                                               OF SHARES        (NOTE 1)
                                                                               ---------       -----------
      SPECIALTY                                                     2.35%
            Entertainment Properties Trust...............................        30,800        $   523,600
                                                                                               -----------
                  TOTAL COMMON STOCK (Identified cost -- $20,297,424)....                       18,759,393
                                                                                               -----------
   PREFERRED STOCK                                                 26.32%
            Apartment Investment & Management Co., 9.00%,
               Series C..................................................        29,000            639,813
            Apartment Investment & Management Co., 9.375%,
               Series G..................................................        37,600            829,550
            Bradley Real Estate, 8.40%, Series A (Convertible)...........        34,734            820,591
            Camden Property Trust, 2.25%, Series A (Convertible).........        24,000            568,500
            Crown American Realty Trust, 11.00%, Series A................        11,100            542,513
            General Growth Properties, 7.25%, Series A (Convertible).....        22,200            571,650
            Prime Retail, 8.50%, Series B (Convertible)..................        23,940            398,003
            Reckson Associates Realty, 7.625%, Series A (Convertible)....        38,600            815,425
            SL Green Realty Corp., 8.00%, Series A (Convertible).........        28,700            667,275
                                                                                               -----------
            TOTAL PREFERRED STOCK (Identified cost -- $6,136,785)........                        5,853,320
                                                                                               -----------
            TOTAL EQUITIES (Identified cost -- $26,434,209)..............                       24,612,713
                                                                                               -----------
                                                                               PRINCIPAL
                                                                                AMOUNT
                                                                               ---------
COMMERCIAL PAPER                                                    8.36%
      Preferred Finance Corp., 4.80%, 1/04/99 (Identified cost --
         $1,859,256).....................................................      $1,860,000        1,859,256
                                                                                               -----------
TOTAL INVESTMENTS (Identified cost -- $28,293,465) ............. 119.01 %                       26,471,969
LIABILITIES IN EXCESS OF OTHER ASSETS .......................    (19.01)%                       (4,227,920)
                                                                 --------                      -----------
NET ASSETS (Equivalent to $7.56 per share based on
   2,942,289 shares of capital stock outstanding) ...........    100.00 %                      $22,244,049
                                                                 --------                      -----------
                                                                 --------                      -----------


                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

ASSETS:
      Investments in securities, at value (Identified cost -- $28,293,465) (Note 1).................  $26,471,969
      Cash..........................................................................................          767
      Dividends receivable..........................................................................      202,741
      Receivable for investment securities sold.....................................................       52,494
      Other assets..................................................................................        1,001
                                                                                                      -----------
            Total Assets............................................................................   26,728,972
                                                                                                      -----------
LIABILITIES:
      Payable for dividends declared................................................................    4,413,433
      Payable to investment adviser.................................................................       15,428
      Payable to administrator......................................................................        4,747
      Payable to directors..........................................................................          900
      Other liabilities.............................................................................       50,415
                                                                                                      -----------
            Total Liabilities.......................................................................    4,484,923
                                                                                                      -----------
NET ASSETS applicable to 2,942,289 shares of $0.01 par value common stock outstanding (Note 4).............................................................................  $22,244,049
                                                                                                      -----------
                                                                                                      -----------
NET ASSET VALUE PER SHARE:
   ($22,244,049[div]2,942,289 shares outstanding)...................................................  $      7.56
                                                                                                      -----------
                                                                                                      -----------
MARKET PRICE PER SHARE..............................................................................  $      7.81
                                                                                                      -----------
                                                                                                      -----------
MARKET PRICE PREMIUM TO NET ASSET VALUE.............................................................         3.31%
                                                                                                      -----------
                                                                                                      -----------
NET ASSETS consist of:
      Paid-in capital (Notes 1 and 4)...............................................................  $23,525,257
      Accumulated net realized gain on investments sold.............................................      540,288
      Net unrealized depreciation on investments....................................................   (1,821,496)
                                                                                                      -----------
                                                                                                      $22,244,049
                                                                                                      -----------
                                                                                                      -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

Investment Income (Note 1):
      Dividend income................................................................................  $2,456,362
      Interest income................................................................................      26,504
                                                                                                       ----------
            Total Income.............................................................................   2,482,866
                                                                                                       ----------
Expenses:
      Investment advisory fees (Note 2)..............................................................     193,274
      Administration fees (Note 2)...................................................................      59,392
      Reports to shareholders........................................................................      55,591
      Professional fees..............................................................................      42,599
      Transfer agent fees............................................................................      32,455
      Directors' fees and expenses (Note 2)..........................................................      31,050
      Custodian fees and expenses....................................................................      16,500
      Miscellaneous..................................................................................      18,672
                                                                                                       ----------
            Total Expenses...........................................................................     449,533
                                                                                                       ----------
Reduction of expenses (Note 4).......................................................................      (2,567)
                                                                                                       ----------
            Net expenses.............................................................................     446,966
                                                                                                       ----------
Net Investment Income................................................................................   2,035,900
                                                                                                       ----------
Net Realized and Unrealized Gain/(Loss) on Investments:
      Net realized gain on investments...............................................................   3,031,673
      Net change in unrealized appreciation/(depreciation) on investments............................  (9,511,724)
                                                                                                       ----------
            Net realized and unrealized gain/(loss) on investments...................................  (6,480,051)
                                                                                                       ----------
Net Decrease in Net Assets Resulting from Operations.................................................  ($4,444,151)
                                                                                                       ----------
                                                                                                       ----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                          FOR THE             FOR THE
                                                                        YEAR ENDED          YEAR ENDED
                                                                     DECEMBER 31, 1998   DECEMBER 31, 1997
                                                                     -----------------   -----------------

Change in Net Assets:
      From Operations:
            Net investment income..................................     $ 2,035,900         $ 1,999,083
            Net realized gain on investments.......................       3,031,673           3,636,607
            Net change in unrealized appreciation/(depreciation) on
               investments.........................................      (9,511,724)          1,110,208
                                                                     -----------------   -----------------
                  Net increase/(decrease) in net assets resulting
                     from operations...............................      (4,444,151)          6,745,898
                                                                     -----------------   -----------------
      Dividends and Distributions to Shareholders from (Note 1):
            Net investment income..................................      (1,211,110)         (1,966,574)
            Net realized gain on investments.......................      (4,449,380)         (3,708,567)
            Tax-Return of capital..................................        (248,852)                 --
                                                                     -----------------   -----------------
                  Total dividends and distributions to
                     shareholders..................................      (5,909,342)         (5,675,141)
                                                                     -----------------   -----------------
      Capital Stock Transactions (Note 5):
            Increase in net asset value of shares issued to
               shareholders in reinvestment of dividends and
               distributions from net investment income and net
               realized gain on investments........................         492,811             211,201
                                                                     -----------------   -----------------
                  Total increase/(decrease) in net assets..........      (9,860,682)          1,281,958
      Net Assets:
      Beginning of year............................................      32,104,731          30,822,773
                                                                     -----------------   -----------------
      End of year (including distributions in excess of net
         investment income of $0 and $85,388, at December 31, 1998
         and December 31, 1997, respectively)......................     $22,244,049         $$32,104,731
                                                                     -----------------   -----------------
                                                                     -----------------   -----------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.
                              FINANCIAL HIGHLIGHTS

     The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                                                  FOR THE YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------
           PER SHARE OPERATING PERFORMANCE               1998       1997       1996        1995       1994
-----------------------------------------------------   -------    -------    -------     -------    -------
Net asset value, beginning of year...................   $ 11.08    $ 10.70    $  8.59     $  8.30    $  8.70
                                                        -------    -------    -------     -------    -------
Income from investment operations:
     Net investment income...........................      0.69       0.69       0.68        0.64       0.65
     Net realized and unrealized gain/(loss) on
        investments..................................     (2.20)      1.65       2.26        0.33      (0.31)
                                                        -------    -------    -------     -------    -------
           Total from investment operations..........     (1.51)      2.34       2.94        0.97       0.34
                                                        -------    -------    -------     -------    -------
Less dividends and distributions to shareholders
  from:
     Net investment income...........................     (0.41)     (0.68)     (0.68)      (0.40)     (0.49)
     Realized gain on investments....................     (1.52)     (1.28)     (0.15)         --      (0.09)
     Tax return of capital...........................     (0.08)        --         --       (0.28)     (0.16)
                                                        -------    -------    -------     -------    -------
           Total dividends and distributions to
             shareholders............................     (2.01)     (1.96)     (0.83)      (0.68)     (0.74)
                                                        -------    -------    -------     -------    -------
     Net asset value, end of year....................   $  7.56    $ 11.08    $ 10.70     $  8.59    $  8.30
                                                        -------    -------    -------     -------    -------
                                                        -------    -------    -------     -------    -------
     Per share market value, end of year.............   $  7.81    $ 11.56    $ 12.00     $  9.13    $  8.50
                                                        -------    -------    -------     -------    -------
                                                        -------    -------    -------     -------    -------
------------------------------------------------------------------------------------------------------------
Total market value return(1).........................    (15.90)%    13.20%     42.32%      15.97%     (2.78)%
                                                        -------    -------    -------     -------    -------
                                                        -------    -------    -------     -------    -------
Total net asset value return(1)......................    (13.77)%    22.44%     33.32%      12.12%      3.80%
                                                        -------    -------    -------     -------    -------
                                                        -------    -------    -------     -------    -------
------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
     Net assets, end of year (in millions)...........   $22.244    $32.105    $30.823     $24.577    $23.548
                                                        -------    -------    -------     -------    -------
     Ratios of expenses to average net assets (before
        expense reduction)...........................      1.52%      1.42%      1.45%       1.73%      1.51%
                                                        -------    -------    -------     -------    -------
                                                        -------    -------    -------     -------    -------
     Ratios of expenses to average net assets (net of
        expense reduction)...........................      1.51%      1.42%      1.45%       1.73%      1.42%
                                                        -------    -------    -------     -------    -------
                                                        -------    -------    -------     -------    -------
     Ratio of net investment income to average net
        assets (before expense reduction)............      6.89%      6.07%      7.34%       7.67%      7.62%
                                                        -------    -------    -------     -------    -------
                                                        -------    -------    -------     -------    -------
     Ratio of net investment income to average net
        assets (net of expense reduction)............      6.90%      6.07%      7.34%       7.67%      7.71%
                                                        -------    -------    -------     -------    -------
                                                        -------    -------    -------     -------    -------
     Portfolio turnover rate.........................     88.32%     53.76%     30.45%      37.75%     80.68%
                                                        -------    -------    -------     -------    -------
                                                        -------    -------    -------     -------    -------

------------------------

(1) Total market value return is computed based upon the American Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated taking into account reinvested dividends.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     Cohen & Steers Realty Income Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on June 21, 1988 and is registered under the Investment Company Act of 1940 (the 'Act'), as amended, as a closed-end non-diversified management investment company. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

     Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

     Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotations Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

     Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost which approximates value.

     Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date.

     Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly. A portion of the Fund's dividend may consist of amounts in excess of net investment income derived from non-taxable components of the dividends from the Fund's portfolio investments. As a result, the Fund had a return of capital of $248,852 ($0.08 per share), for the year ended December 31, 1998, which has been deducted from paid-in capital. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     Dividends from net income and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles. During the year ended December 31, 1998, the Fund decreased undistributed net investment income and decreased accumulated net realized loss on investments sold by $739,402. These differences are primarily due to return of capital and capital gain distributions received by the Fund on portfolio securities.

     Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2 -- INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the 'Adviser') serves as the Fund's investment adviser pursuant to an investment advisory agreement (the 'Advisory Agreement'). Under the terms of the Advisory Agreement, the Adviser provides the Fund with the day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors. For the services provided to the Fund, the Adviser receives a monthly fee in an amount equal to 1/12th of 0.65% of the average daily net assets of the Fund (approximately 0.65% on an annual basis). For the year ended December 31, 1998, the Fund incurred $193,274 in advisory fees.

     Administration Fees: The Chase Manhattan Bank, N.A., through its affiliate Chase Global Funds Services Company ('CGFSC' or the 'Administrator'), serves as the Fund's Administrator pursuant to an Administration Agreement (the 'Agreement'). Under the terms of the Agreement, the Administrator maintains the Fund's books and records, prepares financial information for the Fund's tax returns, proxy statements, quarterly and annual reports to shareholders and generally assists in all aspects of Fund operations, other than providing investment advice, subject to the supervision of the Fund's Board of Directors. For the services provided the Fund, the Administrator receives a monthly fee in an amount equal to 1/12th of 0.20% of the average daily net assets of the Fund (approximately 0.20% on an annual basis). For the year ended December 31, 1998, the Fund incurred $59,392 in administration fees.

     Directors' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the Adviser. None of the directors and officers so affiliated received compensation for their services as directors of the Fund. Fees and related expenses accrued for non-affiliated directors totaled $31,050 for the year ended December 31, 1998.

NOTE 3 -- PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 1998 totaled $25,866,826 and $30,136,813, respectively.

--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 1998, the cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost..........................................................................  $27,753,173
                                                                                          -----------
Gross unrealized appreciation...........................................................  $   477,753
Gross unrealized depreciation...........................................................  $(1,758,957)
                                                                                          -----------
Net unrealized depreciation.............................................................  $(1,281,204)
                                                                                          -----------
                                                                                          -----------

NOTE 4 -- DIRECTED BROKERAGE ARRANGEMENTS

     The Adviser has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended December 31, 1998, the Fund's expenses were reduced by $2,567 under this arrangement.

NOTE 5 -- CAPITAL STOCK AND DISTRIBUTION REINVESTMENT

     At December 31, 1998, the Fund has one class of common stock, par value $0.01 per share, of which 50 million shares are authorized and 2,942,289 shares are outstanding.

     Distributions during the year ended December 31, 1998 resulted in 44,971 shares being issued at an average price of $10.96 through the dividend reinvestment plan.

     Registered shareholders may elect to receive all distributions in cash paid by check mailed directly to the shareholder by The Chase Manhattan Bank, ('Chase') as dividend paying agent. Pursuant to the Automatic Reinvestment Plan (the 'Plan') shareholders not making such election will have all amounts automatically reinvested by Chase, as the Plan agent, in whole or fractional shares of the Fund.

NOTE 6 -- SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

                                                                                           NET INCREASE/
                                                                     NET REALIZED            (DECREASE)        NET ASSETS
                             TOTAL                 NET              AND UNREALIZED         IN NET ASSETS           AT
   QUARTERLY               INVESTMENT           INVESTMENT           GAIN/(LOSS)             RESULTING           END OF
    PERIOD                   INCOME               INCOME            ON INVESTMENTS        FROM OPERATIONS        PERIOD
--------------------   ------------------   --------------------   --------------------   ---------------- -----------------
                                     PER                  PER                   PER                    PER                    PER
                         AMOUNT     SHARE     AMOUNT     SHARE     AMOUNT      SHARE      AMOUNT      SHARE      AMOUNT      SHARE
                       ----------   -----    --------   -----     --------     ------    ---------    -----      -------    -------
FISCAL 1998
------------
March 31.............. $  582,989   $0.20   $  471,313   $0.16   $  (545,469)  $(0.18)  $   (74,156)  $(0.02)  $31,888,847  $10.89
June 30...............    727,114    0.25      619,751    0.21    (2,006,554)   (0.69)   (1,386,803)   (0.48)   30,049,063   10.24
September 30..........    575,338    0.20      464,942    0.16    (2,534,416)   (0.86)   (2,069,474)   (0.70)   27,526,085    9.37
December 31...........    597,425    0.20      479,894    0.16    (1,393,612)   (0.47)     (913,718)   (0.31)   22,244,049    7.56
                       ----------   -----   ----------   -----   -----------   ------   -----------   ------
                       $2,482,866   $0.85   $2,035,900   $0.69   $(6,480,051)  $(2.20)  $(4,444,151)  $(1.51)
                       ----------   -----   ----------   -----   -----------   ------   -----------   ------
                       ----------   -----   ----------   -----   -----------   ------   -----------   ------

                                     PER                  PER                   PER                    PER                  PER
                         AMOUNT     SHARE     AMOUNT     SHARE     AMOUNT      SHARE      AMOUNT      SHARE      AMOUNT    SHARE
                       ----------   -----   ----------   -----   -----------   ------   -----------   ------   ----------  -----
FISCAL 1997
-----------
March 31.............  $ 587,724   $0.20   $  477,384   $0.17   $   (52,886)  $(0.02)  $   424,498   $ 0.15  $30,839,414   $10.68
June 30..............    633,590    0.22      522,672    0.18     1,494,651     0.52     2,017,323     0.70   32,408,877    11.21
September 30.........    608,021    0.21      487,940    0.16     2,784,820     0.97     3,272,760     1.13   35,234,472    12.17
December 31..........    635,870    0.22      511,087    0.18       520,230     0.18     1,031,317     0.36   32,104,731    11.08
                      ----------   -----   ----------   -----   -----------   ------   -----------   ------
                      $2,465,205   $0.85   $1,999,083   $0.69   $ 4,746,815   $ 1.65   $ 6,745,898   $ 2.34
                      ----------   -----   ----------   -----   -----------   ------   -----------   ------
                      ----------   -----   ----------   -----   -----------   ------   -----------   ------


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                                       13

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--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.
                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Cohen & Steers Realty Income Fund, Inc.:

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statement of operations, statements of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Realty Income Fund, Inc. (the 'Fund') at December 31, 1998, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
                                              PricewaterhouseCoopers LLP
New York, New York
January 29, 1999

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                                       14

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--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                           DIVIDEND REINVESTMENT PLAN

     Pursuant to the Dividend Reinvestment Plan (the 'Plan'), shareholders may elect, by instructing The Chase Manhattan Bank (the 'Plan Agent') in writing, to receive all distributions and capital gains in cash. Shareholders who do not make such election will have all such amounts automatically reinvested by the Plan Agent in whole and fractional shares of the Fund's common stock.

     Dividend and capital gain distributions will be reinvested for participants in the Plan on the reinvestment date and participants shall receive the equivalent in shares valued at the lower of market price or net asset value. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at a per share price equal to the higher of the net asset value or 95% of the closing market price per share on the payment date. If net asset value of shares at such time exceeds the market price of shares at such time, or if the Fund should declare a dividend or other distribution payable only in cash, the Plan Agent will buy shares in the open market. If, before the Plan Agent has completed its purchase, the market price exceeds the net asset value of the shares, the average price paid by the Plan Agent may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends or distributions. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

  Chase Global Fund Services, Inc.
                              Attn: Cohen & Steers
                              P.O. Box 2798
                              Boston, MA 02208-2798

                             ADDITIONAL INFORMATION
       During the period, there have been no material changes in the Fund's investment objectives or fundamental policies that have not been approved by the shareholders. There have been no changes in the Fund's charter or by-laws that would delay or prevent a change in control of the Fund which have not been approved by shareholders. There have been no changes in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund's portfolio.

--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

OFFICERS AND DIRECTORS                           INVESTMENT ADVISER
                                                 Cohen & Steers Capital Management, Inc.
Robert H. Steers                                 757 Third Avenue
Director and Chairman                            New York, New York 10017
                                                 (212) 832-3232
Martin Cohen
Director and President                           FUND ADMINISTRATOR AND TRANSFER AGENT
                                                 Chase Global Funds Services Co.
Gregory C. Clark                                 73 Tremont Street
Director                                         Boston, Massachusetts 02108
                                                 (800) 437-9912
George Grossman
Director                                         CUSTODIAN
                                                 The Chase Manhattan Bank, N.A.
Jeffrey H. Lynford                               One Chase Manhattan Plaza
Director                                         New York, New York 10081

Willard H. Smith, Jr.                            LEGAL COUNSEL
Director                                         Dechert Price & Rhoads
                                                 1775 Eye Street, NW
Elizabeth O. Reagan                              Washington, DC 20006
Vice President
                                                 American Stock Exchange Symbol: RIF
Adam Derechin                                    Website: www.cohenandsteers.com
Vice President and
Assistant Treasurer                              This report is for shareholder information.
                                                 This is not a prospectus intended
                                                 for use in the purchase or sale of Fund shares.



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                               COHEN & STEERS
                              REALTY INCOME FUND

                              ------------------

                                ANNUAL REPORT
                              DECEMBER 31, 1998











COHEN & STEERS
REALTY INCOME FUND
757 THIRD AVENUE
NEW YORK, NY 10017

First Class Mail
U.S. Postage
PAID
Boston, MA
Permit No. 56712




                              STATEMENT OF DIFFERENCES
                              ------------------------

The division symbol shall be expressed as.................................[div]